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                                                                   EXHIBIT 10.18

                           INDUSTRIAL BUILDING LEASE



       THIS INDUSTRIAL BUILDING LEASE ("Lease") is made and entered into this 3rd day of June, 1998, by and between MATHILDA DEVELOPMENT, a California Limited Partnership, hereinafter called "Lessor", and POWER INTEGRATIONS, INC., a Delaware corporation, hereinafter called "Lessee".

                              W I T N E S S E T H

       WHEREAS, Lessor is the owner of the property commonly described as 477 North Mathilda Avenue, Sunnyvale, Santa Clara County, California ("the Premises") which has been improved with a building, parking lot, driveway, and sidewalks, among other things;

       WHEREAS, Lessee currently occupies the Premises pursuant to a sublease dated June 15, 1995 between Lessee, as Sublessee and Intermedics, Inc. as Sublessor (the "Sublease") which Sublease is subject and subordinate to a lease dated October 28, 1982, as amended, between Intermedics, Inc., now known as Sulzer Medica, Inc., ("Intermedics") as lessee and Lessor (the "Master Lease");

       WHEREAS, the Master Lease mentioned above expires on October 31, 1998 and Lessee desires to lease the Premises directly from Lessor on expiration of the Master Lease provided that the Sublease has not been terminated for any reason prior to the commencement of the term of this Lease;

       NOW, THEREFORE, it is mutually agreed by and between the parties hereto as follows:

      1.    Premises.  Lessor hereby leases to Lessee, and Lessee hereby hires
            --------
  from Lessor, on the terms and conditions hereinafter set forth, the Premises, more particularly described in Exhibit "A", attached hereto, and incorporated herein by this reference.

      2.    Term.
            ----

       (a) Provided that the Sublease has not been terminated for any reason prior to the commencement of the term of this Lease, the term of this Lease shall be for a period of five (5) years commencing on the first day of November, 1998 and ending at midnight on the 31st day of October, 2003. A termination of the Master Lease due to the default of Intermedics thereunder, followed by the mutual attornment of Lessor (as Master Lessor under the Master Lease) and Lessee (as Sublessee under the Sublease), shall

                                       1
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  not be deemed a termination of the Sublease under the provisions of the preceding sentence.

       (b) Holding over after the expiration of the term or extended term, of this Lease, if any, or any oral extension thereof, with the consent of Lessor, shall be a tenancy from month to month, and the rentals and additional rentals upon the covenants, conditions, limitations, and agreements are subject to the exceptions and reservations contained in this Lease. The rental rate is to be the same rate last charged hereunder.

      If Lessee remains in possession without Lessor's consent after termination of the Lease, by lapse of time or otherwise, Lessee shall pay Lessor for each day of such retention one-twentieth (1/20th) of the amount of the monthly rental for the last month prior to such termination and Lessee shall also pay all costs, expenses and damages sustained by Lessor by reason of such retention, including, without limitation, claims made by a succeeding tenant resulting from Lessee's failure to surrender the Premises.

      3.    Rental.
            ------

       (a) Lessee agrees to pay to Lessor as monthly base rent for the Premises the following amounts:

       Period                          Monthly Base Rent
       ------                          -----------------
  Nov. 1, 1998-Oct. 31, 1999           $60,000.00
  Nov. 1, 1999-Oct. 31, 2000           $61,500.00
  Nov. 1, 2000-Oct. 31, 2001           $63,000.00
  Nov. 1, 2000-Oct. 31, 2002           $64,500.00
  Nov. 1, 2002-Oct. 31, 2003           $66,000.00

       (b) All rentals, and additional rentals, due Lessor shall be timely paid, free from all claims and demands against Lessor of any kind, nature or description whatsoever, and without deduction or offset, at such place or places as may be designated from time to time by Lessor. If the Lease term commenced other than on the first day of a calendar month, the first and last month's rental shall be prorated accordingly.

       (c) Lessee agrees that all Monthly Base Rent and additional rentals not received by Lessor within five (5) calendar days of the due date shall be considered delinquent and agrees to pay a late charge equal to ten percent (10%) of the delinquent payment within five (5) business days after receipt of written notice of non

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  receipt of payment. Rent mailed and bearing a U. S. Postal Service postmark of the date that is two (2) calendar days prior to the due date shall not be considered delinquent no matter when received. Additionally, any delinquent payments not paid within thirty (30) days of the original due date shall bear interest at the lower of the maximum rate then allowed by law or two points over the reference rate (prime rate) charged by the San Francisco Main Branch of the Bank of America.

       4.   Security Deposit.     Lessee shall deposit with Lessor Sixty
            ----------------
  Thousand Dollars ($60,000.00) as security for the full and faithful performance of each and every term, provision, covenant and condition of this Lease on execution of this Lease and Lessor's execution of this Lease shall constitute an acknowledgment of receipt of same. In the event Lessee defaults in respect of any of the terms, provisions, covenants, or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security or any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last sublessee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.

       5.   Possession.  Lessee is currently in possession of the Premises,
            ----------
  pursuant to the Sublease.

       6.   Improvements.  Lessee, being in possession of the Premises, accepts
            ------------
  the Premises and the improvements in their present condition, subject to Lessor's obligation to repair any latent defects in the Premises at its sole cost and expense, as provided in paragraph 12, below.

       7.   Purpose.  Lessee agrees to use and occupy the Premises during the
            -------
  term hereof for the purpose of light manufacturing and related offices for engineering, design and related needs, and for no other purpose.

       8.   Uses Prohibited.  Lessee shall not commit or suffer to be committed
            ---------------
  any waste or nuisance upon the said Premises nor shall it in any way violate any law, ordinance, rule or regulation

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  affecting the occupancy or use of the Premises which is, or may hereafter be, enacted or promulgated by governmental authorities; nor shall it allow the Premises to be used for any improper, immoral or unlawful purpose; nor shall it place any materials in the drainage system which are damaging or loads upon the floor, walls, or ceiling which exceed the limits established in the original design of the building. No waste material or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the areas designated for such purposes. No materials, supplies, equipment, finished product or semi-finished project, nor materials or articles of any nature shall be put upon or permitted to remain upon any portion of the Premises outside of the areas designated for such purpose or the building proper.

       9.   Acceptance of Premises and Covenant to Surrender.  Lessee, being in
            ------------------------------------------------
  possession of the Premises, accepts the Premises as being in good and sanitary order, condition and repair, and accepts the building and other improvements in their present condition, subject to Lessor's obligation to repair any latent defects in the Premises at its whole cost and expense, as provided in paragraph 12, below.

        On the last day of the term hereof or on the sooner termination of the Lease, Lessee agrees to surrender said Premises unto Lessor in good condition and repair, reasonable wear and tear excepted, except as otherwise provided herein. The Lessee also agrees to surrender to Lessor all alterations, additions, or improvements which may have been made in, to or on the Premises by Lessee, except as otherwise provided in this Lease. Lessee, on or before the end of the term or sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Lessee. Any property so abandoned shall be removed by Lessee from the Premises, at Lessor's option, within five days of Lessor's request, or, should Lessee fail to remove same, Lessee shall pay Lessor for the actual costs expended by Lessor in removing the property. If the Premises be not surrendered at the end of the term or sooner termination of this Lease, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on

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  such delay.

       10.  Quiet Enjoyment by Lessee.  Lessor covenants and warrants that upon
            -------------------------
  Lessee's paying the rent and observing and performing all of the terms, covenants and conditions on Lessee's part to be observed and performed hereunder, Lessee shall and may peaceably and quietly enjoy the Premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease.

       11.  Alterations and Additions.  Excepting only non structural
            -------------------------
  alterations not exceeding Ten Thousand Dollars ($10,000.00) in cost for any item of work, Lessee shall not make, or suffer to be made, any alteration or addition to said Premises, or any part thereof, without the written consent of Lessor first had and obtained by Lessee, which consent shall not be unreasonably withheld. Any addition or alteration to the said Premises, except movable furniture and trade fixtures, shall become, at the option of Lessor, a part of the realty and belong to the Lessor. Alterations and additions which are not to be deemed as trade fixtures shall include heating, lighting, electrical systems, air conditioning, partitioning (except as stated below), carpeting, or any other installation which has become an integral part of the leased Premises. Notwithstanding the above, Lessor agrees that additions and alterations installed by Lessee which do not become an integral part of the leased Premises, such as, but not limited to, portable metal partitioning shall be considered movable furniture or trade fixtures and shall remain the property of the Lessee. Lessee agrees not to proceed to make such alterations or additions, after having obtained consent from Lessor to do so, until two days from the receipt of such consent, in order that Lessor may post appropriate notices to avoid liability to contractors or material suppliers for payment of Lessee's improvements. Lessee will at all times permit such notices to be posted and to remain posted until the completion of the work.

       12.  Maintenance of Premises.    Except for latent structural defects,
            -----------------------
  which Lessor shall repair at its sole expense, Lessee shall, at its sole expense, keep and maintain said Premises and appurtenances and every part thereof, including but not limited to, roof, walls, glazing, sidewalks, parking areas, landscape areas, plumbing, electrical systems, heating and air conditioning installations, and the exterior and interior of the Premises in


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  good and sanitary order, condition, and repair, and Lessee shall be responsible for any loss or damages resulting from the negligence or willful misconduct of the Lessee, its agents, employees or contractors. Lessee agrees to water, maintain and replace, when necessary, any shrubbery and landscaping provided by Lessor on the leased Premises; provided, that Lessee's said obligation shall be appropriately limited and reduced in the event of any shortage or reduced availability of water. Lessee hereby waives all rights to make repairs at the expense of Lessor as provided in Section 1942 of the Civil Code of the State of California, and waives all rights provided by Section 1941 of said Civil Code

       13.  Abandonment.  Lessee shall not vacate or abandon the Premises at any
            -----------
  time during the term; and if Lessee shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, any personal property belonging to Lessee and left on the Premises shall be deemed to be abandoned, at the option of the Lessor.

       14.  Freedom from Liens.  Lessee shall not create or permit to the
            ------------------
  created or to remain, and covenants to remove and discharge promptly, at its cost and expense, all liens, claims, stop notices, encumbrances and charges upon the Premises or Lessee's leasehold interest therein which arise out of the use or occupancy of the Premises by Lessee or anyone using or occupying the Premises with the consent or sufferance of Lessee, or by reason of labor or materials furnished or claimed to have been furnished to Lessee for any construction, alteration, addition or repair of any part of the Premises. Lessee shall give Lessor ten (10) days notice prior to commencing any work on the Premises, so that Lessor shall have reasonable time within which to post notices of non responsibility.

       15.  Advertisements and Signs.  Lessee may place or permit to be placed,
            ------------------------
  in, upon, or about the Premises any signs, advertisements, or notices that Lessee shall determine appropriate, subject to compliance with the laws and regulations of the applicable city or other governmental authority. Any signs so placed on the Premises shall be placed upon the understanding and agreement that Lessee will remove same upon termination of its tenancy herein created, and shall repair any damage or injury to the Premises caused thereby. Any such sign affecting the structural integrity of the building shall be erected only upon

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  receiving Lessor's consent, which consent shall not be unreasonably withheld.

       16.  Entry by Lessor.  Upon prior written notice, Lessee shall permit
            ---------------
  Lessor and his agents to enter into and upon said Premises, at such times as Lessor and Lessee mutually agree, for the purpose of inspecting the same or for the purpose of maintaining the Premises, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned, provided, that Lessor shall act so as to avoid any unnecessary interference with Lessee's business operations. Lessee shall permit Lessor and his agents, at any time within ninety (90) days prior to the expiration of this Lease, to place upon said Premises any usual or ordinary "For Sale" or "For Rent" signs and exhibit the Premises to prospective tenants at reasonable hours. Lessee shall not unreasonably refuse to agree to permit Lessor or its agents to enter the Premises for the purposes stated herein.

       17.  Assignment and Subletting.
            -------------------------

        (a) Lessee shall not assign this Lease, or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use the said Premises, or any portion thereof, without the written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld. Without in any way limiting Lessor's right to refuse to give consent to a proposed assignment or subletting under this Paragraph 17, Lessor's refusal to give consent shall not be deemed unreasonably withheld if:

            (i) The character, reputation and financial responsibility of the proposed new tenant or sub-tenant is not reasonably satisfactory in Lessor's judgment, or in any event, not at least equal to those possessed by Lessee or represented to be possessed by Lessee as of the date of the execution of this Lease. In connection with any such assignment or subletting Lessee shall deliver to Lessor certified financial statements of Lessee and the new proposed tenant or sub-tenant showing their then financial condition as required hereunder.

            (ii)   The proposed new tenant or sub-tenant fails to

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      agree in writing to assume and be bound by all the terms and provisions of this Lease.

            (iii) The proposed new tenant's or sub-tenant's proposed use is different from that set forth in Paragraph 7.

      Additionally, as a condition to Lessor's consent to an assignment or subletting it is hereby agreed that there shall be paid to Lessor the following: To the extent any rental or other payments under such sublease or assignment exceed the Monthly Base Rent payments and additional rental payments payable under the terms of this Lease plus the assignment or subleasing commissions, and other costs of assigning or subleasing, all amortized over the initial term of the sublease or remainder of the lease term, all of such excess (the total of such excess is referred to herein as "Excess Payments") shall be paid to Lessor as such Excess Payments become due and payable under the terms of the assignment or subletting.

      If Lessee hereunder is a corporation or at any time becomes a corporation which, under the then current laws of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, or assignment directly or indirectly (except to a member of the transferor's immediate family by gift, bequest or intestate succession) of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) during the term hereof shall be deemed an assignment within the meaning and provisions of this Paragraph
  17. Lessee shall immediately report in writing any such transfer or assignment of any stock or interest to Lessor.

      A consent to one assignment, subletting, occupation or use by any other person, shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of the Lessor, terminate this Lease.

      Notwithstanding the above, Lessor's consent shall not be required for an assignment to: (1) a joint venture if Lessee has at least a fifty percent (50%) interest in the capital, profits and losses of the joint venture; (2) a corporation with which Lessee may merge or consolidate; (3) any parent or subsidiary of Lessee or

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  subsidiary of Lessee's parent; (4) a purchaser of substantially all of
  Lessee's assets if the assignee executes an agreement reasonably required by Lessor assuming Lessee's obligations; or (5) the surviving entity resulting from a corporate reorganization.

      This Lease shall not, nor shall any interest therein, be assignable, as to the interest of the Lessee, by operation of law, or otherwise, without the written consent of Lessor. Lessee shall not encumber this Lease without Lessor's consent, which consent may be withheld by Lessor in its sole and absolute discretion.

      (b) In the event Lessee desires to assign this Lease or sublet the Premises or any part thereof, or suffer any other person to occupy or use the said Premises, or any portion thereof, Lessee shall so notify Lessor in writing, and shall disclose to Lessor the identity of the proposed sublessee, the use which the proposed sublessee intends to make of the Premises and provide the financial statements described in subparagraph 17 (a) (ii) above, if Lessor's consent is required. Lessor shall, within fifteen (15) days after such notice and information is given, notify Lessee in writing whether or not Lessor consents to such sublease; failure of Lessor to so respond shall be deemed consent. In the event Lessor shall so consent to sublease, Lessee shall remain liable for the performance by the sublessee of the terms of this Lease, unless released from such liability by Lessor in writing. In the event Lessor reasonably elects not to consent to such subletting, then Lessee shall continue as lessee under all of the terms of this Lease.

      (c) Notwithstanding any other provisions contained in this Lease, in the event Lessee desires to assign this Lease or sublet the entire Premises at a rate higher than the then current rent, Lessor shall have the right, exercisable in Lessor's sole discretion, by written notice to Lessee within fifteen (15) after receipt of Lessee's written notice and the information described in subparagraph 17 (b) above, to terminate this Lease as of the date Lessee proposed to have its assignment or subletting be effective and enter into a new lease with a third party, including, but not limited to, Lessee's proposed assignee or subtenant, without any liability to Lessee. On such termination, this Lease shall be null and void as of the termination date set forth in Lessor's notice or as of the date Lessee actually surrenders possession of the

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  Premises to Landlord, whichever is later; provided however, each party shall be liable to the other for any liabilities accrued up to the later of the above dates.

       18.  Surrender of Lease.  The voluntary or other surrender of this Lease
            ------------------
  by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, operate as an assignment to him of any or all subleases or subtenancies.

       19.  Security.  Nothing herein provided, and no security or guaranty
            --------
  which may now or hereafter be furnished Lessor for the payment of the rent herein reserved, or for the performance by Lessee of the other agreements in this Lease contained, shall in any way constitute a bar or defense to any action in unlawful detainer or for the recovery of the Premises which Lessor may commence for breach of any agreement, term or condition of this Lease.

       20.  Transfer of Security.  Any security given by Lessee at any time to
            --------------------
  secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee may be transferred and/or delivered by Lessor only upon the same terms and conditions as set forth in this Lease, to the purchaser of the Premises in the event that the Premises be sold, and thereupon Lessor shall be discharged from any further liability in reference thereto.

       21.  Eminent Domain.
            --------------

        (a) If the whole of the Premises shall be taken or condemned by any competent authority for any public or quasi-public use or purpose, then the term of this Lease shall automatically end upon the date when the possession so taken shall be required for such use or purpose, and current rent and taxes shall be apportioned as of the date of such termination.

        (b) If only part of the Premises shall be so taken and a part thereof remains which is reasonably susceptible for occupation by Lessee hereunder for the purposes for which Lessee has entered into this Lease, this Lease shall, as to the part so taken, terminate as of the date when the possession so taken shall be required, and the rent and all other sums payable by Lessee on account of the Premises hereunder, shall be adjusted so that the Lessee shall be required to pay for the remainder of the term only such fraction of the basic rental as the area of the part of the improvements remaining after such taking bears to the original area of the entire improvements prior to such taking. If, after the taking of a portion of the Premises, there does not remain a portion reasonably susceptible for Lessee's occupation hereunder, this Lease shall thereupon automatically terminate in the manner as if the whole Premises had been taken. Whether all or part of the Premises be taken, all compensation awarded upon such taking with respect to the real property and improvements shall go to the Lessor, and the Lessee shall have no claim thereto, nor shall Lessee have claim against Lessor for any loss, damage, or for any other reason alleged to result therefrom, provided, however, that Lessee shall in no event be precluded hereby from perfecting its own claim against the authority or taker for damages for the taking of its leasehold interest, personal property, fixtures, or expenses incurred in, or as a result of, any eminent domain action.

      22.   Recordation.  Neither party shall record this Lease or a short form
            -----------
  memorandum of this Lease.

      23.   Subordination.  At Lessor's option, this Lease shall be subordinated
            -------------
  to any mortgage or deed of trust which is now or shall hereafter be placed upon the Premises, and Lessee agrees to execute and deliver any instrument, releases or other documents, without cost to it, which may be deemed necessary to further effect the subordination of this Lease to any such mortgage or deed of trust; provided that the mortgagee or beneficiary under such deed of trust, prior to the commencement of the lease term or at the time such subordination is requested, shall deliver to Lessee a written undertaking on its behalf and on behalf of its successors and assigns to permit Lessee to occupy the Premises under the terms of this Lease so long as Lessee is not in default if there shall be a foreclosure or sale under such mortgage a deed of trust, or conveyance in lieu of foreclosure or similar transfer, which undertaking shall be binding upon any subsequent assignee or transferee of such parties.
  Failure of Lessee to execute any such instruments, releases or documents shall constitute a default hereunder.

      24.   Effect of Conveyance.  The term "Lessor" as used in this Lease,
            --------------------
  means only the owner for the time being of the Premises, so that, in the event of any sale of the Premises, the Lessor shall be and hereby is entirely freed and relieved of all covenants and obligations of the Lessor hereunder thereafter accruing. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of Lessee, the Lessor may transfer and deliver the security, as such, to the purchaser at any such sale, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

      25.   Estoppel Certificate.  Lessee shall, at any time and from time to
            --------------------
  time, upon not less than ten (10) days prior to request by Lessor, execute, acknowledge and deliver to Lessor a statement certifying the date of commencement of this Lease, that the Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect, as modified, and stating the date of the modifications), and further stating the dates to which the rental has been paid, and setting forth such other matters as may reasonably be required by the Lessor. Lessor and Lessee intend that any such statement delivered pursuant to this paragraph may be relied upon by any mortgagee or beneficiary of a deed of trust or by any prospective purchaser of the Premises.

      26.   Waiver.  The waiver by Lessor or Lessee of any breach of any term,
            ------
  covenant or condition, herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition thereon contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

      27.   Attorney's Fees.  In case suit should be brought for the possession
            ---------------
  of the Premises, for the recovery of any sum due hereunder, or because of the breach of any other covenant herein, the losing party shall pay to the prevailing party reasonable attorney's fees and other expenses incurred in the litigation, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgment.

      28.   Default.  Occurrence of any of the following events shall constitute
            -------
  a default and breach of this Lease by Lessee.
       (a)  The vacating and abandonment of the Premises by Lessee.

       (b) The failure by Lessee to make any payment of rent or any other payment required of Lessee hereunder, as and when due, if such failure continues for three (3) days after written notice thereof by Lessor to Lessee.

       (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease other than described in subparagraph 28(b) above, where such failure continues for thirty (30) days after written notice thereof by Lessor to Lessee; provided however, that if Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

       (d) The making by Lessee of any general assignment or general arrangement for the benefit of creditors or the filing by or against Lessee of a petition to have Lessee adjudged bankrupt, or a petition, or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged in thirty (30) days.
       (e) Any two (2) failures by Lessee to observe or perform any provision or provisions of this Lease (whether such provision be the same or different) after written notice by Lessor of such failure during any twelve (12) month period of the term, as such may be extended, at the option of Lessor shall constitute a separate and non-curable default.

      29.   Remedies.  Lessor shall have the following remedies if Lessee
            --------
  commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

       (a) Lessor may continue this Lease in full force and effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor shall have the right to collect rent when due. During the period Lessee is in default, Lessor may enter the Premises and relet them, or any part of them, to third parties for Lessee's account. Lessee shall be liable to Lessor for all costs Lessor incurs in reletting the Premises, including, without limitation, broker's commissions and expenses of remodeling the Premises required by the reletting. Reletting may be for a period shorter or longer than the remaining term of the Lease. Lessee shall pay to Lessor the rent due under this Lease as and when due, less the rent Lessor receives from any reletting. No act by Lessor allowed by this Paragraph shall terminate this Lease unless Lessor notifies Lessee in writing that Lessor elects to terminate Lessee's right to possession of the Premises. If Lessee obtains Lessor's consent, Lessee shall have the right to assign or sublet its interest in this Lease, but Lessee shall not be released from liability. Lessor's consent to a proposed assignment or subletting shall not be unreasonably withheld.

       (b) Lessor may terminate Lessee's right to possession of the Premises at any time. No act by Lessor other than giving written notice to Lessee shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Lessor's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Lessee's right to possession. On termination, Lessor has the right to recover from Lessee:

            (i) The worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

            (ii) The worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided;

            (iii) The worth at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Lessee proves could have been reasonably avoided; and

            (iv) Any other amount, and court costs, necessary to compensate Lessor for all detriment proximately caused by Lessee's default.

      "The worth, at the time of the award", as used in (i) and (ii) of this subparagraph, is to be computed by allowing interest at the maximum rate allowed by law. "The worth, at the time of the award", as referred to in (iii) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

      30.   Taxes.  Lessee shall be liable for and shall promptly pay to Lessor,
            -----
  as additional rental during the term of this Lease, all taxes, levies, fees, water or sewer rents and charges, special assessments, and other governmental charge of every character (herein collectively called "taxes"), against the Premises during the term hereof. Such taxes shall be prorated between the parties hereto for the first and last year of the lease term. Lessee may pay any such taxes in installments if payment may be so made without penalty. Lessee shall pay for all taxes levied against Lessee's fixtures, equipment and personal property situated on the leased Premises, and all additions and leasehold improvements made, added or installed by Lessee, whether such fixtures, equipment, personal property, additions or leasehold improvements are assessed as real or personal property. Lessor shall notify Lessee, at least thirty (30) days prior to the due date, of the time on which property taxes shall be due and payable to the taking authorities, and shall provide Lessee with a copy of the tax bills related to the Premises. Lessee shall pay to Lessor the total amount of such taxes not less than fifteen (15) days prior to the date such shall be delinquent. Lessee may contest the amount or validity of any taxes by appropriate proceeding. However, Lessee shall promptly pay such taxes unless such proceeding shall operate to prevent or stay the collection of the tax so contested. Lessor, at Lessee's sole expense, shall join in any such proceeding if any law shall so require.


       31.  Destruction of Premises.
            -----------------------
       (a) If ten percent (10%) or less of the improvements to the Premises are damaged by an uninsured peril, Lessor shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that should such damage be caused by the act, negligence of fault or omission of any duty with respect to the same by Lessee, its agents, servants, employees or invitees, Lessee and not Lessor shall be so obligated to repair and restore. If the improvements to the Premises are damaged by an uninsured peril rendering more than ten percent (10%) of the improvements to the Premises unusable for the conduct of Lessee's business, Lessor may upon written notice, given to Lessee within thirty (30) days after the occurrence of such damage, elect to terminate this Lease; provided, however, Lessee may, within thirty
  (30) days after receipt of such notice, elect to make any required repairs and/or restoration, in which event this Lease shall remain in full force and effect, and Lessee shall thereafter diligently proceed with such repairs and/or restoration. During any such repairs or restoration, rent and all other amounts to be paid by Lessee on account of the Premises shall abate in proportion to the area of the improvements to the Premises rendered not reasonably suitable for the conduct of Lessee's business.

       (b) If the improvements to the Premises are damaged or destroyed by fire or other insured peril, Lessor shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that Lessor shall not be obligated to repair and restore until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance are made available to Lessor to pay the costs or the Lessee agrees to pay such costs to Lessor. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

      If the cost of restoration exceeds the amount of proceeds received from the insurance required under Paragraph 34, and Lessee has not agreed to pay the excess cost of repairs and/or restoration to Lessor, Lessor can elect to terminate this Lease by giving notice to Lessee within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds. In the case of destruction to the Premises, if Lessor elects to terminate this Lease, Lessee, within thirty (30) days after receiving Lessor's notice to terminate, can agree to pay to Lessor the difference between the amount of insurance proceeds and the cost of restoration in which case Lessor shall restore the Premises. Lessor shall give Lessee satisfactory evidence that all sums contributed by Lessee as provided in this paragraph have been expended by Lessor in paying the cost of restoration.

      If Lessor elects to terminate this Lease and Lessee does not elect to contribute toward the cost of restoration as provided herein, this Lease shall terminate and all of the proceeds of the insurance shall be paid to Lessor; provided, however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Lessee, Lessor shall within ten (10)days of receipt, pay over such amounts to Lessee in the following manner: Out of the gross proceeds paid by insurance to Lessor, Lessor shall retain an amount equivalent to the current replacement cost of the building and improvements owned by Lessor; after Lessor has been so paid from the insurance proceeds, if there remains a balance of such insurance proceeds which represent payment for damage to or destruction of improvements added by Lessee after the date of Lessee's occupancy of the Premises, then, to the extent of any remaining balance of the insurance proceeds and to the extent of Lessee's direct costs of making such added improvements, Lessor shall be obligated to pay over to Lessee such insurance proceeds. During any such repair or restoration described in this paragraph, rent and any other amounts to be paid by Lessee on account of the Premises shall abate in proportion to the area of the Premises rendered unusable by such damage or destruction; provided, however, that Lessor shall have no liability by reason of injury to or interference with Lessee's business or property arising from the making of any repairs, alterations, or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein. If the Premises are destroyed or substantially damaged within one year of the end of this Lease term or a renewal period, Lessor or Lessee shall each of the option to cancel the Lease, and all insurance proceeds on the real property shall be paid to Lessor; provided, that if an option then exists to extend the term hereof, and Lessee exercises such option, the parties shall proceed with repairs and restoration as set forth above and the Lease shall not terminate except as provided above.

      In the event Lessee shall have paid all or a portion of the costs of any repairs or restorations for which Lessor subsequently receive insurance proceeds, then to the extent that such insurance proceeds and Lessee's payments exceed Lessor's cost of repair and/or restoration, Lessor shall reimburse Lessee to the extent of Lessee's payments.

      32.   Waiver of Damages and Indemnification of Lessor.  Lessor
            -----------------------------------------------
  shall not be liable to Lessee for any injury or damage that may result to any person or property by or from any cause whatsoever other than the injuries or damages caused by the negligence or misconduct of Lessor, its agents, servants, employees, invitees, or contractors. Without limiting the generality of the foregoing waiver, it is expressed extended to injury or damage caused by water or vapor leakage of any character from the roof, walls, pipes or any other part of the Premises, or caused by gas, oil, electricity, or any other cause in or about the Premises or the building. Lessee agrees to hold Lessor harmless for, and to defend Lessor against, any and all claims or liability for any death of or injury to any person or damage to any property whatsoever, occurring in, on or about the area or facilities of the building (including without limiting the generality of the foregoing, elevators, stairways, passage-ways, hallways, or parking areas) excepting only to the extent that such death, injury or damage shall be caused by the negligence or misconduct of the Lessor, its agents, employees or contractors.

      33.   Waiver of Subrogation.  Each of the parties hereto agrees to waive
            ---------------------
  any and all claims against the other party for any loss, to the extent such loss is repaid by proceeds of insurance maintained by the party that sustained the loss.

      34.   Insurance.  Lessor shall procure and maintain in force and effect,
            ---------
  during the term of this Lease, policies of insurance covering the building, improvements, and the Premises as set forth below:
       (a) Such policy(ies) shall insure on a "blanket" basis the building value and all improvements to the Premises installed by the Lessor.
       (b) Such insurance shall be written on a "full replacement value basis" including a replacement cost endorsement and shall also contain a "stipulated amount clause" or its equivalent.
       (c) The insurer and terms of coverage shall be subject to the reasonable discretion of the Lessor.
       (d) As a basis for continuance of the "stipulated amount clause", Lessor shall adjust such amount annually in accordance with reasonably acceptable industrial building cost indices for the State of California. Lessee acknowledges that Lessor's mortgage lender may require an amount to be stipulated at least equal to the amount loaned, and Lessee agrees that, if so required, such amount is reasonable. Anything in this Lease to the contrary notwithstanding, the stipulated amount shall not exceed the replacement value of the building and improvements.

       (e) The policy(ies) written to cover the Premises shall name the Lessor as named insured and any bank or other mortgage lender with an interest in the Premises shall be included as a loss payee.

       (f) Such policy(ies) shall be written so as to insure losses arising from all risks including, but not limited to, the perils of fire, extended coverage (including explosion), vandalism and malicious mischief, earthquake (so long as said coverage is available at commercially reasonable rates), collapse, liquid damage, and sprinkler leakage coverage which sprinkler leakage coverage shall be equivalent to at least twenty-five percent (25%) of replacement value, as determined above.

       (g) The policy(ies) required under this Paragraph 34 shall expressly provide that it (they) shall not be cancelled or altered without thirty (30) days prior written notice to the Lessee.

       (h) Lessee shall reimburse Lessor, as additional rent, all costs and premiums for all insurance coverage required by this Paragraph 34 within thirty (30) days after receipt of a copy of the premium notice.

      35.   Indemnification of Lessor and Lessee's Liability and Personal
            -------------------------------------------------------------
  Property Insurance.
  ------------------

       (a) Lessee, as a material part of the consideration to be rendered to Lessor, waives all claims against Lessor for damages to goods, wares and merchandise, and all other personal property in, upon or about said Premises and for injuries to persons in or about said Premises, from any cause arising at any time except to the extent such injuries or damages are caused by the negligence or willful misconduct of the Lessor, its agents, servants, employees, invitees, or contractors, and Lessee will hold Lessor exempt and harmless from any damage or injury to any person or to the goods, wares and merchandise and all other personal property of any person, arising out of and in connection with the use or occupancy of the Premises by Lessee, or from the failure of Lessee to keep the Premises in good condition and repair except to the extent any such injuries or damages are caused by the negligence or willful misconduct of the Lessor, its agents, servants, employees, invitees, or contractors. Lessee shall secure and keep in force a public liability insurance and property damage policy covering the Premises, including parking areas, insuring the Lessee and naming Lessor (Lessor's mortgage lender, if required) as additional insured(s) with regard to Lessee's use or occupancy of the Premises. A copy of the said policy shall be delivered to Lessor and the minimum limits of coverage thereto shall be not less than $3,000,000.00 per occurrence for personal injury and for damage to property. Lessee shall also maintain in force during the term hereof insurance covering its tenant improvements, fixtures, equipment, merchandise and personal property in the Premises with a policy or policies of fire insurance with a standard extended coverage endorsement attached together with coverage for sprinkler damage, vandalism, and malicious mischief to the extent of their insurable value, the proceeds of which will, so long as this Lease is in effect, be used for the repair or replacement of the assets so insured. It is understood Lessor shall have no interest in the insurance upon Lessee's assets and will sign all documents necessary or proper in connection with the settlement of any claim or loss by Lessee.

       (b) All policies required to be maintained by Lessee pursuant to the terms of this Lease shall be issued by companies of recognized financial standing authorized to do insurance business in California. Lessee shall pay all the premiums and costs therefor and shall deliver to Lessor annually copies of or certificates of the insurer that said policies are in effect. Should Lessee fail to effect, maintain or renew any insurance provided for in this Lease, or to pay any cost of premium therefor, or to deliver to Lessor any of such policies or certificates, then in any of said events, Lessor, at its option, but without obligation to do so, may, upon five (5) days written notice to Lessee of its intention so to do, procure such insurance and any sums expended by it to procure any such insurance shall be additional rent hereunder and shall be repaid by Lessee within five (5) days following the date on which written notice of such expenditure shall be given by Lessor to Lessee. Lessee shall obtain a written undertaking from each insurer that cancellation or reduction in coverage of said policy(ies) cannot be had without notification to Lessor and any loss payee at least thirty (30) days prior thereto.

      36.   Utilities and Services.  Lessee shall pay for all gas, heat, light,
            ----------------------
  power, telephone or other communication service, janitorial, gardener, and garbage disposal service and all other utilities and services supplied or required to be supplied to the Premises.

      37.   Notices.  All notices, consents, waiver or other communications
            -------
  which this Lease requires to permit either party to give to the other shall be in writing and shall be served personally or forwarded by registered or certified mail, return receipt requested, made upon or addressed to the respective parties as follows:

       To Lessor:Mathilda Development

                                  c/o The Cortana Corporation
                                  800 El Camino Real, Suite 175
                                  Menlo Park, CA 94025

       To Lessee:At Premises
                                  Attention:


  or to such other address as may be contained in a notice from either party to the other given pursuant to this paragraph. Notice by registered or certified mail shall be deemed to be given forty-eight (48) hours from the time of postmarking, if mailed within the continental limits of the United States (excluding Alaska). Rental payments required by this Lease shall be delivered to Lessor at Lessor's address provided in this paragraph.

      38.   Marginal Captions.  The marginal headings or titles to the
            -----------------
  paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

      39.   Miscellaneous.
            -------------
       (a) All provisions of this Lease shall be deemed and construed to be "covenants" as though the words importing such covenants were used in each separate paragraph hereof.
       (b) This Lease shall be construed and enforced in accordance with the laws of the State of California.

       (c) This Lease and the covenants and agreements herein contained shall bind and inure to the benefit of the parties hereto, their heirs, successors, executors, administrators and assigns.
       (d) The words "Lessor" and "Lessee" as used herein shall include the plural as well as the singular. Words used in the neuter include the masculine and feminine gender. If there be more than one Lessor or Lessee the obligations hereunder imposed upon Lessor or Lessee shall be joint and several.
       (e) Time is of the essence of the Lease. This Lease and the obligations of the parties hereunder shall not be affected or diminished because the Lessor is unable to fulfill any of its obligations hereunder (other than the payment of money) or is delayed in doing so, unless such inability or delay is caused by reason of strike or other union-related labor troubles, civil commotion, invasion, rebellion, hostilities, military or usurped power, sabotage, governmental regulations or controls, inability to obtain any material, service or financing, acts of God or by any other cause beyond its control.

      40.   Warranty.  Lessee warrants to Lessor that Lessee conducts business
            --------
  as a corporation organized in the State of California, and that said corporation is fully empowered and legally authorized to execute this agreement in the State of California. Lessee further warrants to Lessor that Lessee will provide an appropriate certificate of the Corporation Secretary or copy of Resolution of the corporate directors establishing the authority of the officers to execute this document. Lessee agrees to provide Lessor copies of the published financial statements and reports of the corporation in the same manner as if Lessor were a shareholder of the common stock of the corporation.

      41.   Severability. If any term or provision of this Lease Agreement, or
            ------------
  the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Lease Agreement, or the application of such terms or provisions to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease Agreement shall be valid and enforceable to the fullest extent permitted by law.

      42.   Further Instruments.  Lessee, at no cost or expense to
            -------------------

Lessee, shall execute such documents and instruments as Lessor may request as are reasonably necessary and appropriate for governmental approval of the subdivision of the Premises from the adjacent property owned by Lessor.

      43.   Non-Recourse Obligation.  All obligations of Lessor hereunder shall
            -----------------------
  not constitute personal obligations of Lessor, its partners or any other persons or entities constituting Lessor and Lessee shall not seek recourse against any such entities, persons, or any of their assets for satisfaction of any liabilities with respect to this Lease. In the event Lessee obtains a judgment against Lessor resulting from any default or claim or raising under this Lease, such judgment may only be satisfied from Lessor's interest in the real property commonly described as 477 North Mathilda Avenue, Sunnyvale, Santa Clara, Santa Clara County, California or proceeds from the sale thereof and no other real, personal, or mixed property of Lessor, its partners, or any other persons or entities comprising Lessor, wherever situated, shall be subject to levy to satisfy such judgment.

      44.   Hazardous Materials Usage and Indemnities.  Lessee hereby makes the
            -----------------------------------------
  following covenants regarding hazardous materials:

       (a) Lessee shall at all times and in all material respects comply with all federal, state and local laws, ordinances and regulations, including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C. sec.1251, et seq.), Resource Conservation & Recovery Act (42 U.S.C. sec.6901, et seq.),
  ------                                                              ------
  Safe Drinking Water Act (42 U.S.C. sec.3000f, et seq.), Toxic Substance
                                                ------
  Control Act (15 U.S.C. sec.2601, et seq.), the Clean Air Act (42 U.S.C.
                                   ------
  sec.7401, et seq.), Comprehensive Environmental Response, Compensation and
            ------
  Liability Act (42 U.S.C. sec.9601, et seq.), California Health & Safety Code
                                     ------
  (sec.25100, et seq.; sec.39000, et seq.), California Safe Drinking Water & Toxic Enforcement Act of 1986 (California Health & Safety Code sec.25249.5, et
                                                                              --
  seq.), California Water Code (sec.13000, et seq.), and other comparable state
  ---                                      -- ---
  and federal laws ("Hazardous Materials Laws"), relating to the use, analysis, generation, manufacture, storage, disposal or transportation of any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" as such terms are defined under any Hazardous Materials Laws (collectively, "Hazardous Materials").

       (b) Lessee shall, at its own expense, procure, maintain in effect and comply in all material respects with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required for Lessee's use of Hazardous Materials on the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Lessee shall cause any and all of its Hazardous Materials to be removed from the Premises solely in compliance with all applicable Hazardous Materials Laws. Lessee shall in all material respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials. Upon expiration or earlier termination of the term, Lessee shall cause all of its Hazardous Materials to be removed from the Premises in accordance with and in compliance with all applicable Hazardous Materials Laws.

       (c) Lessee shall indemnify, defend (by counsel reasonably acceptable to Lessor), protect, and hold Lessor and each of Lessor's partners, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorneys' fees) arising from or caused in whole or in part, directly or indirectly, by (i) an Environmental Activity (defined below) by Lessee, or (ii) Lessee's failure to comply with any Hazardous Materials Law. Lessee's obligations under this paragraph shall include all costs of any repair, cleanup or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity by Lessee.

       Lessor shall indemnify, defend (by counsel reasonably acceptable to Lessee), protect, and hold Lessor and each of Lessee's partners, employees, agents, attorneys, successors and assigns, free and harmless form and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including reasonable attorneys' fees) arising from or caused in whole or in part, directly or indirectly, the occurrence of any Environmental Activity where such Environmental Activity was not caused by

  Lessee. Lessor's obligations under this paragraph shall include all costs of any repair, cleanup or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other plans in connection therewith that are required as a result of any Environmental Activity other than an Environmental Activity caused by Lessee.

       The provisions of this Paragraph 44 shall survive the termination of the Lease. "Environmental Activity" means any actual, proposed or threatened storage, holding, existence, release, emission, discharge, generation, processing, abatement, removal, disposition, handling or transportation of any Hazardous Materials from, into or on the Premises, or any other activity or occurrence that causes or would cause any such event to exist.

      45.   Option to Extend.  (a)  In the event Lessee shall not then be in
            ----------------
  default hereunder and shall have made all previous rental payments in a timely manner (no more than one payment in each calendar year being delinquent, as defined in Paragraph 3 hereof), Lessee shall have the right, not earlier than nine (9) months prior to the date of the expiration of the term of this Lease and not later than six (6) months prior to the date of the expiration of the term of this Lease, to renew the term of this Lease for a further term of five
  (5) years from the date of expiration of the term of this Lease.

            (b) Such election shall be made by Lessee by serving upon Lessor a notice in writing to the effect that Lessee elects to renew and extend the term of this Lease for such extended term.

            (c) In the event Lessee shall elect to renew this Lease and shall serve notice of such election, upon the expiration of the term of this Lease, it shall be automatically extended for an additional term of five (5) years from the date of expiration of the original term of this Lease.

            (d) Except for the redetermination of the base rental in accordance with this Paragraph 45, all other terms and conditions of the original lease agreement shall apply to the extended term.

            (e) (i) During the first year of extended term of this Lease, if any, Lessee shall pay to Lessor as Monthly Base Rent for the Premises monthly rent in an amount equal to the then current fair market value of the Premises. Such Monthly Base Rent shall be increased annually during the extended term in proportion to the increase in the Consumer Price Index, All Items, San Francisco-Oakland-San Jose, All Urban Consumers, 1982-84=100. The base index shall be the index for August, 2003. The adjustment index shall be the index for August, 2004. The percentage increase between those two indexes shall be applied to the Monthly Base Rent for the first year of the extended term to determine the Monthly Base Rent for the next year of the extended term. The same procedure shall be used for each subsequent year of the extended term. In no event, however, shall the Monthly Base Rent for the first year of the extended term or for any subsequent year be less than that of the immediately preceding year.

            (ii) Lessor and Lessee shall have thirty (30) days after service of Lessee's notice of election to renew on Lessor to agree on such monthly fair market rental value of the Premises. If Lessor and Lessee agree on such amount during such thirty (30) day period, then they shall immediately execute an amendment to this Lease setting forth the Monthly Base Rent for the first year of the extended term of this Lease. If Lessor and Lessee are unable to agree on such amount within such thirty (30) day period, then they shall each, within thirty (30) days of the expiration of such period, appoint a real estate broker knowledgeable of the monthly rentals charged for similar commercial space in the Sunnyvale area and such brokers shall then endeavor to agree on the monthly fair market rental value of the Premises. If the two brokers agree on the monthly fair market rental value of the Premises, their decision shall be binding on the parties. If either party hereto does not appoint a broker within such second thirty (30) day period, then the single broker appointed shall be the sole broker and shall establish such amounts alone.

            (iii) If the brokers so appointed are unable to agree on the monthly fair market rental value of the Premises within thirty (30) days after the second broker has been appointed, then the two brokers shall attempt to select a third broker meeting the qualifications set forth above within ten
  (10) days after the last day the two brokers are given to establish such amount. If the two brokers are unable to agree on a third broker, either party hereto, after giving ten (10) days' notice to the other party, can

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

  apply to the then President of the Real Estate Board of Santa Clara County, or to the presiding judge of the Superior Court of Santa Clara County, for the selection of a third broker. The three brokers shall then establish the monthly fair market rental value of the Premises by majority vote. Lessor and Lessee shall each bear the cost of their own broker and 1/2 of the cost of appointing the third broker and of the third broker's fee.

      46. Entire Agreement. This instrument contains all of the agreements and
          ----------------
  conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto or their respective successors in interest.

       IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.
                                  "LESSEE"

                                  POWER INTEGRATIONS, INC.,
                                  a California Corporation

                                  By  /s/Clifford D. Walker
                                    -----------------------

                                  Clifford D. Walker, Vice President

                                  "LESSOR"

                                  MATHILDA DEVELOPMENT, a
                                  California Limited Partnership

                                  THE CORTANA CORPORATION,
                                  Managing General Partner


                                  By  /s/ David A. Wollenberg
                                    -------------------------

                                     David A. Wollenberg, President


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